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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




               Date of Report (Date of earliest event reported):
                                 JULY 28, 1999




                           LAMAR ADVERTISING COMPANY
             (Exact name of registrant as specified in its charter)



        DELAWARE                         0-20833                  72-1449411
(State or other jurisdiction        (Commission File            (IRS Employer
    of incorporation)                    Number)             Identification No.)


             5551 CORPORATE BOULEVARD, BATON ROUTE, LOUISIANA 70808
              (Address of principal executive offices and zip code)


                                 (225) 926-1000
              (Registrant's telephone number, including area code)








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                                 CO-REGISTRANT


                                    State or other
                                   Jurisdiction of           IRS Employer
 Exact Name of Registrant          Incorporation or         Identification
as Specified in its Charter          Organization                Number
---------------------------        ----------------         --------------
       Lamar Media Corp.                Delaware              72-1205791



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ITEM 5.  OTHER EVENTS.

Lamar Advertising Company has commenced a public offering of $250,000,000 of convertible notes. Filed herewith as Exhibit 99.1 is a copy of a press release that was issued today describing the offering.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

            99.1    Press release issued by the registrant on July 28, 1999.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 28, 1999                   LAMAR ADVERTISING COMPANY


                                       By: /s/ Kevin P. Reilly, Jr.
                                           -------------------------------------
                                           Kevin P. Reilly, Jr.
                                           President and Chief Executive Officer




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                                  EXHIBIT INDEX


EXHIBIT
   NO.            DESCRIPTION
-------           -----------
99.1              Press release issued by the registrant on July 28, 1999.